UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08560

                      GAMCO International Growth Fund, Inc.
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                      GAMCO INTERNATIONAL GROWTH FUND, INC.

                                  ANNUAL REPORT
                                DECEMBER 31, 2008

TO OUR SHAREHOLDERS,

     The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

     Enclosed are the audited financial statements and the investment portfolio as of December 31, 2008 with a description of factors that affected the performance during the past year.

PERFORMANCE DISCUSSION (UNAUDITED)

     For the year ended December 31, 2008 the net asset value of the GAMCO International Growth Fund (the "Fund") (Class AAA) depreciated 43.21% which compares with declines of 46.85% for the Lipper International Multi-Cap Growth Fund Average and 43.06% for the Morgan Stanley Capital International ("MSCI") Europe, Australasia, and the Far East ("EAFE") Index.

     It is disheartening to report that for the year ending December 2008, there were only four companies which posted positive returns. The top performer was the agricultural company based in Switzerland, Syngenta (1.2% of net assets as of December 31, 2008), followed by another Materials company Harmony Gold Mining Co. (1.9%). Closing out the group were two of our Healthcare holdings, AstraZeneca (1.4%) and GlaxoSmithKline (1.6%).

     The largest losers for 2008 were mostly Energy and Material holdings. They were Xstrata (0.9%), Rio Tinto (1.3%), Tokai Carbon Co. (1.0%), Technip (0.8%), Petroleo Brasilerio (2.4%), and Saipem (2.0%) as well as the machining company, CNH Global (0.4%) and the Coke bottler, Hellenic Bottling (1.4%). Others to disappoint were the Egyptian telecommunications company, Orascom Telecom Holding (0.9%) and the watch company, The Swatch Group (1.6%).

                                        Sincerely yours,


                                        /s/ Bruce N. Alpert
                                        Bruce N. Alpert
                                        President

February 20, 2009

       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GAMCO
      INTERNATIONAL GROWTH FUND CLASS AAA SHARES, THE LIPPER INTERNATIONAL
             MULTI-CAP GROWTH FUND AVERAGE, AND THE MSCI EAFE INDEX

                              (PERFOREMANCE GRAPH)

                 GAMCO             LIPPER
             INTERNATIONAL     INTERNATIONAL
              GROWTH FUND     MULTI-CAP GROWTH       MSCI
           CLASS AAA SHARES     FUND AVERAGE      EAFE INDEX
           ----------------   ----------------   ------------
 6/30/1995       10,000           10,000            10,000
12/31/1995       10,980           10,605            10,855
12/31/1996       13,420           12,132            11,545
12/31/1997       14,399           12,799            11,783
12/31/1998       16,901           14,466            14,179
12/31/1999       25,760           20,377            18,050
12/31/2000       21,512           17,198            15,530
12/31/2001       16,409           13,464            12,236
12/31/2002       14,092           11,220            10,320
12/31/2003       19,260           15,116            14,362
12/31/2004       22,496           17,632            17,335
12/31/2005       24,856           20,336            19,765
12/31/2006       30,120           25,207            25,074
12/31/2007       33,394           29,094            27,991
12/31/2008       18,964           17,135            15,938

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMPARATIVE RESULTS

               AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2008(A)

                                                                                                        Since
                                                                                                      Inception
                                                 Quarter    1 Year     3 Year     5 Year    10 Year   (6/30/95)
                                                 -------    ------     ------     ------    -------   ---------
GAMCO INTERNATIONAL GROWTH FUND CLASS AAA ....   (18.68)%   (43.21)%    (8.62)%   (0.31)%   1.16%      4.85%
MSCI EAFE Index ..............................   (19.90)    (43.06)     (6.92)     2.10     1.18       3.51
Lipper International Multi-Cap Growth Fund
   Average ...................................   (23.24)    (46.85)     (8.38)     1.14     1.46       4.07
Class A ......................................   (18.48)    (43.04)     (8.54)    (0.24)    1.32       4.98
                                                 (23.16)(b) (46.32)(b) (10.32)(b) (1.42)(b) 0.73(b)    4.52(b)
Class B ......................................   (18.82)    (43.65)     (9.32)    (1.06)    0.55       4.38
                                                 (22.88)(c) (46.47)(c) (10.24)(c) (1.46)(c) 0.55       4.38
Class C ......................................   (18.87)    (43.65)     (9.32)    (1.01)    0.47       4.32
                                                 (19.68)(d) (44.21)(d)  (9.32)    (1.01)    0.47       4.32
Class I ......................................   (18.59)    (43.05)     (8.54)    (0.25)    1.19       4.87

IN THE CURRENT PROSPECTUS, THE EXPENSE RATIOS FOR CLASS AAA, A, B, C, AND I SHARES ARE 1.91%, 1.91%, 2.66%, 2.66%, AND 1.66%, RESPECTIVELY. CLASS AAA AND CLASS I SHARES DO NOT HAVE A SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A, B, AND C SHARES IS 5.75%, 5.00%, AND 1.00%, RESPECTIVELY.

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE
     AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS
     OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

     INVESTING IN FOREIGN SECURITIES INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS. THE CLASS AAA SHARES NET ASSET VALUES ("NAVS") PER SHARE ARE USED TO CALCULATE PERFORMANCE FOR THE PERIODS 0 PRIOR TO THE ISSUANCE OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES, AND CLASS I SHARES ON JULY 25, 2001, JANUARY 17, 2001, DECEMBER 17 2000, AND JANUARY 11, 2008, RESPECTIVELY .THE ACTUAL PERFORMANCE OF THE CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER DUE TO THE ADDITIONAL EXPENSES ASSOCIATED WITH THESE CLASSES OF SHARES. THE ACTUAL PERFORMANCE OF THE CLASS I SHARES WOULD HAVE BEEN HIGHER DUE TO LOWER EXPENSES RELATED TO THIS CLASS OF SHARES. THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA, AND THE FAR EAST ("EAFE") INDEX IS AN UNMANAGED INDICATOR OF INTERNATIONAL STOCK MARKET PERFORMANCE, WHILE THE LIPPER INTERNATIONAL MULTI-CAP GROWTH FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) INCLUDES THE EFFECT OF THE MAXIMUM 5.75% SALES CHARGE AT THE BEGINNING OF THE PERIOD.

(c) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS B SHARES UPON REDEMPTION AT THE END OF THE QUARTER, ONE YEAR, THREE YEAR, AND FIVE YEAR PERIODS OF 5%, 5%, 3%, AND 2%, RESPECTIVELY, OF THE FUND'S NAV PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER. CLASS B SHARES ARE NOT AVAILABLE FOR NEW PURCHASES.

(d) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS C SHARES UPON REDEMPTION AT THE END OF THE QUARTER AND ONE YEAR PERIODS OF 1% OF THE FUND'S NAV PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER.

GAMCO INTERNATIONAL GROWTH FUND, INC.
DISCLOSURE OF FUND EXPENSES (UNAUDITED)

For the Six Month Period from July 1, 2008 through December 31, 2008

                                                                   EXPENSE TABLE

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case -- because the hypothetical return used is NOT the Fund's actual return -- the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2008.

            Beginning     Ending
             Account     Account    Annualized     Expenses
              Value       Value       Expense    Paid During
             07/01/08    12/31/08      Ratio       Period*
            ---------   ---------   ----------   -----------
GAMCO INTERNATIONAL GROWTH FUND, INC.
ACTUAL FUND RETURN
Class AAA   $1,000.00   $  621.30      2.02%        $ 8.23
Class A     $1,000.00   $  623.10      2.02%        $ 8.24
Class B     $1,000.00   $  618.90      2.76%        $11.23
Class C     $1,000.00   $  618.80      2.76%        $11.23
Class I     $1,000.00   $  622.20      1.76%        $ 7.18

HYPOTHETICAL 5% RETURN
Class AAA   $1,000.00   $1,014.98      2.02%        $10.23
Class A     $1,000.00   $1,014.98      2.02%        $10.23
Class B     $1,000.00   $1,011.26      2.76%        $13.95
Class C     $1,000.00   $1,011.26      2.76%        $13.95
Class I     $1,000.00   $1,016.29      1.76%        $ 8.92

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total net assets as of December 31, 2008:

GAMCO INTERNATIONAL GROWTH FUND, INC.

Health Care ............................    21.2%
Consumer Staples .......................    19.2%
Materials ..............................    12.9%
Energy .................................    10.6%
Industrials. ...........................     9.5%
Consumer Discretionary .................     9.3%
Information Technology .................     8.1%
Financials. ............................     4.9%
Telecommunication Services .............     3.4%
Other Assets and Liabilities (Net) .....     0.9%
                                           -----
                                           100.0%
                                           =====

THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

GAMCO INTERNATIONAL GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2008

                                                                  MARKET
SHARES                                               COST         VALUE
------                                           -----------   -----------
         COMMON STOCKS -- 99.1%
         HEALTH CARE -- 21.2%
 9,126   AstraZeneca plc .....................   $   365,568   $   371,315
11,000   Bayer AG ............................       462,774       640,953
 6,000   Cochlear Ltd. .......................       291,000       232,436
23,140   GlaxoSmithKline plc .................       668,097       430,352
19,000   Novartis AG .........................       740,906       951,548
 7,500   Roche Holding AG ....................       760,421     1,161,128
 4,000   Sanofi-Aventis ......................       275,633       255,853
45,000   Smith & Nephew plc ..................       410,040       287,393
 5,500   Synthes Inc. ........................       372,080       689,341
 9,000   Takeda Pharmaceutical Co. Ltd. ......       440,091       469,101
 3,000   William Demant Holding A/S+ .........       136,249       125,606
                                                 -----------   -----------
         TOTAL HEALTH CARE ...................     4,922,859     5,615,026
                                                 -----------   -----------
         CONSUMER STAPLES -- 19.2%
30,000   Ajinomoto Co. Inc. ..................       353,088       327,424
25,728   British American Tobacco plc ........       747,820       667,488
35,200   Cadbury plc .........................       402,382       311,043
25,000   Coca-Cola Hellenic Bottling Co. SA ..       224,682       363,516
50,000   Diageo plc ..........................       445,045       702,543
 6,600   Dr. Pepper Snapple Group Inc.+ ......       164,353       107,250
 5,000   Heineken NV .........................       199,278       153,083
   100   Japan Tobacco Inc. ..................       577,985       331,234
10,000   Nestle SA ...........................       443,695       395,981
10,400   Pernod-Ricard SA ....................       314,505       772,593
50,000   Tesco plc ...........................       436,369       260,352
37,000   Woolworths Ltd. .....................       515,363       689,909
                                                 -----------   -----------
         TOTAL CONSUMER STAPLES ..............     4,824,565     5,082,416
                                                 -----------   -----------
         MATERIALS -- 12.9%
20,930   Anglo American plc ..................       825,999       488,446
10,000   BHP Billiton Ltd. ...................       421,111       212,442
36,000   CRH plc .............................       460,464       912,190
45,500   Harmony Gold Mining Co. Ltd.+ .......       334,413       492,552
10,000   Impala Platinum Holdings Ltd. .......       385,797       147,372
16,000   Rio Tinto plc .......................       708,546       355,626
 1,700   Syngenta AG .........................       497,160       330,251
60,000   Tokai Carbon Co. Ltd. ...............       268,826       253,261
24,500   Xstrata plc .........................       577,211       229,256
                                                 -----------   -----------
         TOTAL MATERIALS .....................     4,479,527     3,421,396
                                                 -----------   -----------

                                                                  MARKET
SHARES                                               COST         VALUE
------                                           -----------   -----------
         ENERGY -- 10.6%
45,000   BP plc ..............................   $   556,109   $   347,375
15,000   Galp Energia SGPS SA, Cl. B .........       396,063       150,603
18,000   Imperial Oil Ltd. ...................       673,425       597,667
26,400   Petroleo Brasileiro SA, ADR .........       293,925       646,536
31,000   Saipem SpA ..........................       583,777       528,723
 7,000   Technip SA ..........................       246,175       214,927
 6,000   Total SA ............................       244,247       329,875
                                                 -----------   -----------
         TOTAL ENERGY ........................     2,993,721     2,815,706
                                                 -----------   -----------
         INDUSTRIALS -- 9.5%
 4,000   Bouygues SA .........................       145,073       169,694
 6,000   CNH Global NV .......................       318,256        93,600
 6,400   Fanuc Ltd. ..........................       650,281       458,699
10,880   Finmeccanica SpA ....................       281,105       168,519
20,000   Jardine Matheson Holdings Ltd. ......       494,307       370,000
15,000   Mitsui & Co. Ltd. ...................       346,589       154,206
13,000   Secom Co. Ltd. ......................       543,997       670,832
 3,500   SMC Corp. ...........................       446,762       360,560
20,000   Toll Holdings Ltd. ..................       187,146        86,411
                                                 -----------   -----------
         TOTAL INDUSTRIALS ...................     3,413,516     2,532,521
                                                 -----------   -----------
         CONSUMER DISCRETIONARY -- 9.3%
30,000   British Sky Broadcasting Group plc ..       333,660       211,858
 9,500   Christian Dior SA ...................       564,302       537,122
29,000   Compagnie Financiere
            Richemont SA, Cl. A ..............       360,895       552,563
10,000   Hennes & Mauritz AB, Cl. B ..........       410,303       397,751
15,000   The Swatch Group AG .................       842,050       413,373
11,000   Vivendi .............................       268,125       358,534
                                                 -----------   -----------
         TOTAL CONSUMER DISCRETIONARY              2,779,335     2,471,201
                                                 -----------   -----------
         INFORMATION TECHNOLOGY -- 8.1%
18,000   Canon Inc. ..........................       700,674       570,322
 3,800   Keyence Corp. .......................       719,306       780,945
17,000   Square Enix Holdings Co. Ltd. .......       457,695       548,548
   600   Yahoo! Japan Corp. ..................       226,444       246,188
                                                 -----------   -----------
         TOTAL INFORMATION TECHNOLOGY ........     2,104,119     2,146,003
                                                 -----------   -----------
         FINANCIALS -- 4.9%
 1,500   Allianz SE ..........................       205,454       159,601
70,000   AXA Asia Pacific Holdings Ltd. ......       418,637       243,309
40,000   Cheung Kong (Holdings) Ltd. .........       466,028       381,585
 3,969   Reinet Investments SCA+ .............       307,429        38,620
12,000   Schroders plc .......................       318,908       150,956
10,000   Standard Chartered plc ..............       205,207       127,961
30,000   Swire Pacific Ltd., Cl. A ...........       338,222       207,817
                                                 -----------   -----------
         TOTAL FINANCIALS ....................     2,259,885     1,309,849
                                                 -----------   -----------

                See accompanying notes to financial statements.

GAMCO INTERNATIONAL GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2008


                                                                  MARKET
SHARES                                               COST         VALUE
------                                           -----------   -----------
         COMMON STOCKS (CONTINUED)
         TELECOMMUNICATION SERVICES -- 3.4%
34,000   China Mobile Ltd. ...................   $   416,725   $   344,968
 8,500   Orascom Telecom Holding SAE, GDR ....       596,452       231,965
10,000   Tele2 AB, Cl. B .....................       166,941        90,494
90,000   Telstra Corp. Ltd. ..................       386,506       240,933
                                                 -----------   -----------
         TOTAL TELECOMMUNICATION SERVICES ....     1,566,624       908,360
                                                 -----------   -----------
         TOTAL COMMON STOCKS .................    29,344,151    26,302,478
                                                 -----------   -----------
         TOTAL INVESTMENTS -- 99.1% ..........   $29,344,151    26,302,478
                                                 ===========
         OTHER ASSETS AND LIABILITIES
            (NET) -- 0.9% ....................                     244,816
                                                               -----------
         NET ASSETS -- 100.0% ................                 $26,547,294
                                                               ===========

----------
+   Non-income producing security.
ADR American Depositary Receipt
GDR Global Depositary Receipt

                              % OF
                             MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION    VALUE      VALUE
--------------------------   ------   -----------
Europe ...................    57.8%   $15,208,665
Japan ....................    19.7      5,171,320
Asia/Pacific .............    11.4      3,009,810
North America ............     5.3      1,394,258
Latin America ............     2.5        646,536
South Africa .............     2.4        639,924
Africa/Middle East .......     0.9        231,965
                             ------   -----------
                             100.0%   $26,302,478
                             ======   ===========

                See accompanying notes to financial statements.

                      GAMCO INTERNATIONAL GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

ASSETS:
   Investments, at value (cost $29,344,151) ............   $ 26,302,478
   Foreign currency, at value (cost $5,070) ............          5,677
   Cash ................................................            639
   Receivable for investments sold .....................        878,443
   Receivable for Fund shares sold .....................          5,147
   Dividends receivable ................................         59,075
   Prepaid expenses ....................................         23,450
                                                           ------------
   TOTAL ASSETS ........................................     27,274,909
                                                           ------------
LIABILITIES:
   Payable for Fund shares redeemed ....................          4,521
   Payable for investments purchased ...................         84,054
   Payable for investment advisory fees ................         21,633
   Payable for distribution fees .......................          5,227
   Payable for legal and audit fees ....................         46,317
   Line of credit payable ..............................        509,000
   Other accrued expenses ..............................         56,863
                                                           ------------
   TOTAL LIABILITIES ...................................        727,615
                                                           ------------
   NET ASSETS applicable to 1,880,035
      shares outstanding ...............................   $ 26,547,294
                                                           ============
NET ASSETS CONSIST OF:
   Paid-in capital, each class at $0.001 par value .....   $ 29,651,699
   Accumulated distributions in excess of
      net investment income ............................        (61,639)
   Accumulated distributions in excess of net
      realized gain on investments and foreign
      currency transactions ............................           (154)
   Net unrealized depreciation on investments ..........     (3,041,673)
   Net unrealized depreciation on foreign
      currency translations ............................           (939)
                                                           ------------
   NET ASSETS ..........................................   $ 26,547,294
                                                           ============
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Net Asset Value, offering, and redemption price
      per share ($25,355,361 / 1,795,613 shares
      outstanding; 375,000,000 shares authorized) ......   $      14.12
                                                           ============
   CLASS A:
   Net Asset Value and redemption price per share
      ($153,278 / 10,694 shares outstanding;
      250,000,000 shares authorized) ...................   $      14.33
                                                           ============
   Maximum offering price per share
      (NAV / .9425, based on maximum sales
      charge of 5.75% of the offering price) ...........   $      15.20
                                                           ============
   CLASS B:
   Net Asset Value and offering price per share
      ($6,538 / 471 shares outstanding;
      125,000,000 shares authorized) ...................   $      13.88(a)
                                                           ============
   CLASS C:
   Net Asset Value and offering price per share
      ($24,342 / 1,781 shares outstanding;
      125,000,000 shares authorized) ...................   $      13.67(a)
                                                           ============
   CLASS I:
   Net Asset Value, offering, and redemption price
      per share ($1,007,775 / 71,476 shares
      outstanding; 125,000,000 shares authorized) ......   $      14.10
                                                           ============

----------
(a)  Redemption price varies based on the length of time held.


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $57,193) .........   $  1,470,731
   Interest ............................................          1,258
                                                           ------------
   TOTAL INVESTMENT INCOME .............................      1,471,989
                                                           ------------
EXPENSES:
   Investment advisory fees ............................        429,988
   Distribution fees -- Class AAA ......................        103,387
   Distribution fees -- Class A ........................            827
   Distribution fees -- Class B ........................             96
   Distribution fees -- Class C ........................            597
   Legal and audit fees ................................         69,524
   Custodian fees ......................................         67,183
   Shareholder communications expenses .................         42,623
   Shareholder services fees ...........................         37,281
   Registration expenses ...............................         33,303
   Accounting fees .....................................         15,000
   Directors' fees .....................................         12,581
   Interest expense ....................................          5,827
   Miscellaneous expenses ..............................         42,974
                                                           ------------
   TOTAL EXPENSES ......................................        861,191
   Less: Custodian fee credits .........................            (22)
                                                           ------------
   NET EXPENSES ........................................        861,169
                                                           ------------
   NET INVESTMENT INCOME ...............................        610,820
                                                           ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain on investments ....................        663,359
   Net realized loss on foreign
      currency transactions ............................        (22,206)
                                                           ------------
   Net realized gain on investments and
      foreign currency transactions ....................        641,153
                                                           ------------
   Net change in unrealized appreciation/
      (depreciation) on investments ....................    (23,911,667)
   Net change in unrealized appreciation/
      (depreciation) on foreign currency translations ..           (677)
                                                           ------------
   Net change in unrealized appreciation/
      (depreciation) on investments and foreign
      currency translations ............................    (23,912,344)
                                                           ------------
   NET REALIZED AND UNREALIZED GAIN/(LOSS)
      ON INVESTMENTS AND FOREIGN CURRENCY ..............    (23,271,191)
                                                           ------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..................................   $(22,660,371)
                                                           ============

                 See accompanying notes to financial statements.

                      GAMCO INTERNATIONAL GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED          YEAR ENDED
                                                                        DECEMBER 31, 2008   DECEMBER 31, 2007
                                                                        -----------------   -----------------
OPERATIONS:
   Net investment income ............................................      $    610,820       $    775,653
   Net realized gain on investments
      and foreign currency transactions .............................           641,153          7,292,784
   Net change in unrealized appreciation/(depreciation)
      on investments and foreign currency translations ..............       (23,912,344)        (1,731,429)
                                                                           ------------       ------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..       (22,660,371)         6,337,008
                                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class AAA .....................................................          (548,187)          (738,886)
      Class A .......................................................            (2,636)            (6,336)
      Class B .......................................................               (78)                --
      Class C .......................................................               (58)            (1,095)
      Class I .......................................................           (25,524)                --
                                                                           ------------       ------------
                                                                               (576,483)          (746,317)
                                                                           ------------       ------------
   Net realized gain
      Class AAA .....................................................          (704,527)        (1,464,957)
      Class A .......................................................            (4,255)           (12,184)
      Class B .......................................................              (188)              (317)
      Class C .......................................................              (708)            (2,896)
      Class I .......................................................           (27,608)                --
                                                                           ------------       ------------
                                                                               (737,286)        (1,480,354)
                                                                           ------------       ------------
   Return of capital
      Class AAA .....................................................           (18,811)                --
      Class A .......................................................              (114)                --
      Class B .......................................................                (5)                --
      Class C .......................................................               (19)                --
      Class I .......................................................              (737)                --
                                                                           ------------       ------------
                                                                                (19,686)                --
                                                                           ------------       ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..............................        (1,333,455)        (2,226,671)
                                                                           ------------       ------------
CAPITAL SHARE TRANSACTIONS:
      Class AAA .....................................................        (8,288,279)       (11,984,744)
      Class A .......................................................          (140,758)           119,418
      Class B .......................................................               154            (49,216)
      Class C .......................................................           (56,593)            57,951
      Class I .......................................................         1,752,965                 --
                                                                           ------------       ------------
   NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .......        (6,732,511)       (11,856,591)
                                                                           ------------       ------------
   REDEMPTION FEES ..................................................             1,770                614
                                                                           ------------       ------------
   NET DECREASE IN NET ASSETS .......................................       (30,724,567)        (7,745,640)
NET ASSETS:
   Beginning of period ..............................................        57,271,861         65,017,501
                                                                           ------------       ------------
   End of period (including undistributed net investment income
      of $0 and $3,667 respectively) ................................      $ 26,547,294       $ 57,271,861
                                                                           ============       ============

                See accompanying notes to financial statements.

GAMCO INTERNATIONAL GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                              INCOME FROM INVESTMENT OPERATIONS                          DISTRIBUTIONS
                          ----------------------------------------   ----------------------------------------------------
                                             Net
              Net Asset       Net       Realized and       Total                      Net
  Period        Value,    Investment     Unrealized        from         Net         Realized
   Ended      Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on     Return of       Total
December 31   of Period    (Loss)(a)     Investments    Operations     Income     Investments    Capital    Distributions
-----------   ---------   ----------   --------------   ----------   ----------   -----------   ---------   -------------
CLASS AAA
   2008         $26.19       $0.30        $(11.63)       $(11.33)      $(0.32)       $(0.41)     $(0.01)        $(0.74)
   2007          24.57        0.33           2.34           2.67        (0.35)        (0.70)         --          (1.05)
   2006          20.63        0.38           3.99           4.37        (0.43)           --          --          (0.43)
   2005          18.75        0.09           1.88           1.97        (0.09)           --          --          (0.09)
   2004          16.10        0.06           2.62           2.68        (0.05)           --          --          (0.05)
CLASS A
   2008         $26.45       $0.30        $(11.70)       $(11.40)      $(0.30)       $(0.41)     $(0.01)        $(0.72)
   2007          24.82        0.36           2.33           2.69        (0.36)        (0.70)         --          (1.06)
   2006          20.84        0.36           4.05           4.41        (0.43)           --          --          (0.43)
   2005          18.92        0.11           1.88           1.99        (0.07)           --          --          (0.07)
   2004          16.28        0.07           2.61           2.68        (0.06)           --          --          (0.06)
CLASS B
   2008         $25.70       $0.15        $(11.38)       $(11.23)      $(0.17)       $(0.41)     $(0.01)        $(0.59)
   2007          24.00        0.13           2.27           2.40         0.00(b)      (0.70)         --          (0.70)
   2006          20.18        0.20           3.89           4.09        (0.27)           --          --          (0.27)
   2005          18.40       (0.06)          1.84           1.78           --            --          --             --
   2004          15.87       (0.04)          2.55           2.51           --            --          --             --
CLASS C
   2008         $25.08       $0.05        $(11.01)       $(10.96)      $(0.03)       $(0.41)     $(0.01)        $(0.45)
   2007          23.67        0.27           2.10           2.37        (0.26)        (0.70)         --          (0.96)
   2006          20.00        0.00(b)        4.06           4.06        (0.39)           --          --          (0.39)
   2005          18.24       (0.18)          1.98           1.80        (0.04)           --          --          (0.04)
   2004          15.73       (0.07)          2.56           2.49           --            --          --             --
CLASS I
   2008(d)      $24.96       $0.41        $(10.47)       $(10.06)      $(0.38)       $(0.41)     $(0.01)        $(0.80)

                                                                        RATIOS TO AVERAGE NET ASSETS/
                                                                             SUPPLEMENTAL DATA
                                                              ------------------------------------------------
                                                                                        Operating
                           Net Asset             Net Assets       Net                    Expense
  Period                     Value,                End of     Investment                Ratio (Net   Portfolio
   Ended      Redemption     End of     Total      Period       Income     Operating   of Interest    Turnover
December 31     Fees(a)      Period    Return+   (in 000's)     (Loss)      Expenses     Expense)      Rate++
-----------   ----------   ---------   -------   ----------   ----------   ---------   -----------   ---------
CLASS AAA
   2008        $0.00(b)      $14.12     (43.2)%    $25,355       1.41%       2.01%        2.00%           9%
   2007         0.00(b)       26.19      10.9       56,678       1.26        1.91         1.87           18
   2006         0.00(b)       24.57      21.2       64,573       1.70        1.79         1.78           18
   2005         0.00(b)       20.63      10.5       59,554       0.48        1.89         1.88           19
   2004         0.02          18.75      16.8       55,427       0.35        1.84         1.84           16
CLASS A
   2008        $0.00(b)      $14.33     (43.0)%    $   153       1.37%       2.01%        2.00%           9%
   2007         0.00(b)       26.45      10.9          473       1.34        1.91         1.87           18
   2006         0.00(b)       24.82      21.1          334       1.60        1.79         1.78           18
   2005         0.00(b)       20.84      10.5          253       0.56        1.89         1.88           19
   2004         0.02          18.92      16.8          202       0.40        1.84         1.84           16
CLASS B
   2008        $0.00(b)      $13.88     (43.7)%    $     7       0.73%       2.76%        2.75%           9%
   2007         0.00(b)       25.70      10.0           12       0.51        2.66         2.62           18
   2006         0.00(b)       24.00      20.2           59       0.91        2.54         2.53           18
   2005         0.00(b)       20.18       9.7           49      (0.31)       2.63         2.62           19
   2004         0.02          18.40      15.9           84      (0.23)       2.59         2.59           16
CLASS C
   2008        $0.00(b)      $13.67     (43.7)%    $    24       0.22%       2.76%        2.75%           9%
   2007         0.00(b)       25.08      10.1          109       1.05        2.66         2.62           18
   2006         0.00(b)       23.67      20.2           52      (0.01)       2.54         2.53           18
   2005         0.00(b)       20.00       9.9           15      (0.95)       2.62         2.61           19
   2004         0.02          18.24      16.0            5      (0.40)       2.59         2.59           16
CLASS I
   2008(d)     $0.00(b)      $14.10     (40.2)%    $ 1,008       2.01%(c)    1.76%(c)     1.75%(c)        9%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, 2005, and 2004 would have been as shown.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b)  Amount represents less than $0.005 per share.

(c)  Annualized.

(d) From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

                 See accompanying notes to financial statements.

GAMCO INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. GAMCO International Growth Fund, Inc. (the "Fund") was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long-term capital appreciation. The Fund commenced investment operations on June 30, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 -- quoted prices in active markets for identical securities;

GAMCO INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

     - Level 3 -- significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund's investments, by inputs used to value the Fund's investments as of December 31, 2008 is, as follows:

                                                INVESTMENTS IN
                                                  SECURITIES
                                                (MARKET VALUE)
VALUATION INPUTS                                    ASSETS
----------------                                --------------
Level 1 - Quoted Prices                          $ 3,786,334
Level 2 - Other Significant Observable Inputs     22,516,144
                                                 -----------
TOTAL                                            $26,302,478
                                                 ===========

There were no Level 3 investments held at December 31, 2007 or 2008.

In March 2008, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, are at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2008, there were no open repurchase agreements.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/ depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

GAMCO INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2008, there were no open forward foreign exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable.The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

GAMCO INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in "interest expense" in the Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2008, reclassifications were made to increase accumulated distributions in excess of net investment income by $99,643 and decrease accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $99,643.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                    YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,   DECEMBER 31,
                                       2008           2007
                                   ------------   ------------
DISTRIBUTIONS PAID FROM:
Ordinary income ................    $  653,920     $  746,760
Net long-term capital gains ....       659,849      1,479,911
Return of capital ..............        19,686             --
                                    ----------     ----------
Total distributions paid .......    $1,333,455     $2,226,671
                                    ==========     ==========

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2008, the difference between book basis and tax basis unrealized depreciation was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on passive foreign investment companies.

As of December 31, 2008, the components of accumulated earning/losses on a tax basis were as follows:

Net unrealized depreciation on investments   $(3,103,466)
Net unrealized depreciation on foreign
   currency translations .................          (939)
                                             -----------
Total ....................................   $(3,104,405)
                                             ===========

GAMCO INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2008:

                                       GROSS          GROSS           NET
                                    UNREALIZED     UNREALIZED     UNREALIZED
                         COST      APPRECIATION   DEPRECIATION   DEPRECIATION
                     -----------   ------------   ------------   ------------
Investments ......   $29,405,944    $3,839,406    $(6,942,872)   $(3,103,466)

FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. In accordance with FIN 48, management has analyzed the Fund's tax positions taken on the federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements. Management's determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations, and interpretations thereof.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund'S business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

If total net assets of the Fund are below $100 million, the Fund pays each Director who is not considered to be an affiliated person an annual retainer of $1,000 plus $250 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. If total net assets of the Fund are in excess of $100 million, the Fund pays each Independent Director an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receives an annual fee of $1,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. DISTRIBUTION PLAN. The Fund's Board has adopted a distribution plan (the "Plan") for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

GAMCO INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities during 2008, other than short-term securities and U.S. Government obligations, aggregated $4,062,093 and $12,683,432, respectively.

6.TRANSACTIONS WITH AFFILIATES. During 2008 the Fund paid brokerage commissions on security trades of $280 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it retained $331 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During 2008, the Fund paid or accrued $15,000 to the Adviser in connection with the cost of computing the Fund's NAV.

7. LINE OF CREDIT. The Fund participates in an unsecured line of credit of up to $75,000,000 from which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the federal funds rate on outstanding balances. This amount, if any, would be included in "interest expense" in the Statement of Operations. At December 31, 2008, borrowings outstanding under the line of credit amounted to $509,000.

The average daily amount of borrowings outstanding under the line of credit in 2008 was $132,574 with a weighted average interest rate of 3.05%. The maximum amount borrowed at any time during 2008 was $1,876,000.

8. CAPITAL STOCK. The Fund currently offers five classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Company, or through selected broker/dealers, or the transfer agent. Class I Shares are offered to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2008 and December 31, 2007 amounted to $1,770 and $614, respectively.

GAMCO INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:

                                                                             YEAR ENDED               YEAR ENDED
                                                                         DECEMBER 31, 2008        DECEMBER 31, 2007
                                                                      ----------------------   -----------------------
                                                                       SHARES       AMOUNT      SHARES       AMOUNT
                                                                      --------   -----------   --------   ------------
                                                                             CLASS AAA                 CLASS AAA
                                                                      ----------------------   -----------------------
Shares sold .......................................................    124,387   $ 2,724,485    165,211   $  4,293,115
Shares issued upon reinvestment of distributions ..................     81,926     1,133,114     77,246      2,020,742
Shares redeemed ...................................................   (574,682)  (12,145,878)  (706,713)   (18,298,601)
                                                                      --------   -----------   --------   ------------
   Net decrease ...................................................   (368,369)  $(8,288,279)  (464,256)  $(11,984,744)
                                                                      ========   ===========   ========   ============

                                                                              CLASS A                   CLASS A
                                                                      ----------------------   -----------------------
Shares sold .......................................................      5,398   $   131,551      5,980   $    159,760
Shares issued upon reinvestment of distributions ..................        292         3,866        434         11,472
Shares redeemed ...................................................    (12,871)     (276,175)    (1,997)       (51,814)
                                                                      --------   -----------   --------   ------------
   Net increase/(decrease) ........................................     (7,181)  $  (140,758)     4,417   $    119,418
                                                                      ========   ===========   ========   ============

                                                                              CLASS B                   CLASS B
                                                                      ----------------------   -----------------------
Shares issued upon reinvestment of distributions ..................         11   $       154          7   $        172
Shares redeemed ...................................................         --            --     (2,001)       (49,388)
                                                                      --------   -----------   --------   ------------
   Net increase/(decrease) ........................................         11   $       154     (1,994)  $    (49,216)
                                                                      ========   ===========   ========   ============

                                                                              CLASS C                   CLASS C
                                                                      ----------------------   -----------------------
Shares sold .......................................................         32   $       627      2,128   $     56,429
Shares issued upon reinvestment of distributions ..................         18           241        145          3,638
Shares redeemed ...................................................     (2,636)      (57,461)       (81)        (2,116)
                                                                      --------   -----------   --------   ------------
   Net increase/(decrease) ........................................     (2,586)  $   (56,593)     2,192   $     57,951
                                                                      ========   ===========   ========   ============

                                                                              CLASS I*
                                                                      ----------------------
Shares sold .......................................................     73,714   $ 1,816,910
Shares issued upon reinvestment of distributions ..................      3,901        53,869
Shares redeemed ...................................................     (6,139)     (117,814)
                                                                      --------   -----------
   Net increase ...................................................     71,476   $ 1,752,965
                                                                      ========   ===========

----------
*    From the commencement of offering Class I Shares on January 11, 2008.

9. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

GAMCO INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC and to cease and desist from future violations of the above referenced federal securities laws. The settlement is not expected to impact the Fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

In a separate matter, on January 12, 2009, the SEC issued an administrative action approving a final settlement of a previously disclosed matter with the Adviser involving compliance with Section 19(a) of the Investment Company Act of 1940 and Rule 19a-1 thereunder by two closed-end funds. These provisions require registered investment companies when making a distribution in the nature of a dividend from sources other than net investment income to contemporaneously provide written statements to shareholders, which adequately disclose the source or sources of such distribution. While the two funds sent annual statements and provided other materials containing this information, the shareholders did not receive the notices required by Rule 19a-1 with any of the distributions that were made for 2002 and 2003. The Adviser believes that the funds have been in compliance with Section 19(a) and Rule 19a-1 since the beginning of 2004. As part of the settlement, in which the Adviser neither admits nor denies the findings by the SEC, the Adviser agreed to pay a civil monetary penalty of $450,000 and to cease and desist from causing violations of Section 19(a) and Rule 19a-1. In connection with the settlement, the SEC noted the remedial actions previously undertaken by the Adviser.

GAMCO INTERNATIONAL GROWTH FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of GAMCO International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of GAMCO International Growth Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GAMCO International Growth Fund, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                     /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 24, 2009

GAMCO INTERNATIONAL GROWTH FUND, INC.
ADDITIONAL FUND INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO International Growth Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

                               TERM OF        NUMBER OF
    NAME, POSITION(S)        OFFICE AND     FUNDS IN FUND
        ADDRESS(1)            LENGTH OF    COMPLEX OVERSEEN          PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIPS
         AND AGE           TIME SERVED(2)    BY DIRECTOR              DURING PAST FIVE YEARS                HELD BY DIRECTOR(4)
-------------------------  --------------  ----------------  ---------------------------------------  ------------------------------
INTERESTED DIRECTORS(3):

MARIO J. GABELLI           Since 1994             26         Chairman and Chief Executive Officer of  Director of Morgan Group
Director                                                     GAMCO Investors, Inc. and Chief          Holdings, Inc. (holding
Age: 66                                                      Investment Officer - Value Portfolios    company); Chairman of the
                                                             of Gabelli Funds, LLC and GAMCO Asset    Board of LICT Corp.
                                                             Management Inc.; Director/Trustee or     (multimedia and communication
                                                             Chief Investment Officer of other        services company)
                                                             registered investment companies in the
                                                             Gabelli/GAMCO Funds complex; Chairman
                                                             and Chief Executive Officer of GGCP,
                                                             Inc.

INDEPENDENT DIRECTORS(5):

ANTHONY J. COLAVITA        Since 1994             36         Partner in the law firm of                             --
Director                                                     Anthony J. Colavita, P.C.
Age: 73

WERNER J. ROEDER, MD       Since 1994             22         Medical Director of Lawrence Hospital                  --
Director                                                     and practicing private physician
Age: 68

ANTHONIE C. VAN EKRIS      Since 1994             20         Chairman of BALMAC International, Inc.                 --
Director                                                     (commodities and futures trading)
Age: 74

SALVATORE J. ZIZZA         Since 2004             28         Chairman of Zizza & Co., Ltd.            Director of Hollis-Eden
Director                                                     (consulting)                             Pharmaceuticals
Age: 63                                                                                               (biotechnology); Director of
                                                                                                      Earl Scheib, Inc. (automotive
                                                                                                      services)

GAMCO INTERNATIONAL GROWTH FUND, INC.
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                               TERM OF
    NAME, POSITION(S)        OFFICE AND
       ADDRESS(1)             LENGTH OF                     PRINCIPAL OCCUPATION(S)
         AND AGE           TIME SERVED(2)                    DURING PAST FIVE YEARS
-------------------------  --------------  ---------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT            Since 1994      Executive Vice President and Chief Operating Officer of
President and Secretary                    Gabelli Funds, LLC since 1988 and an officer of all of
Age: 57                                    the registered investment companies in the Gabelli/GAMCO
                                           Funds complex. Director and President of Teton Advisors,
                                           Inc. (formerly Gabelli Advisers, Inc.) since 1998

AGNES MULLADY              Since 2006      Vice President of Gabelli Funds, LLC since 2007; Officer
Treasurer                                  of all of the registered investment companies in the
Age: 50                                    Gabelli/GAMCO Funds complex; Senior Vice President of
                                           U.S. Trust Company, N.A. and Treasurer and Chief
                                           Financial Officer of Excelsior Funds from 2004 through
                                           2005; Chief Financial Officer of AMIC Distribution
                                           Partners from 2002 through 2004

PETER D. GOLDSTEIN         Since 2004      Director of Regulatory Affairs at GAMCO Investors, Inc.
Chief Compliance Officer                   since 2004; Chief Compliance Officer of all of the
Age: 55                                    registered investment companies in the Gabelli/GAMCO
                                           Funds complex; Vice President of Goldman Sachs Asset
                                           Management from 2000 through 2004

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's ByLaws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(5) Directors who are not interested persons are considered "Independent" Directors.

GAMCO INTERNATIONAL GROWTH FUND, INC.
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                   2008 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2008, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.361, $0.287, $0.192, $0.038, and $0.429 per share for Class AAA, Class A, Class B, Class C, and Class I, respectively, and long-term capital gains totaling $659,849. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund's Board of Directors. For the year ended December 31, 2008, 1.30% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.07% of the ordinary income distribution as qualified interest income pursuant to the American Jobs Creation Act of 2004. Also for the year 2008, the Fund passed through foreign tax credits of $0.033 per share to Class AAA, Class A, Class B, Class C, and Class I.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income distribution paid by the Fund during 2008 which was derived from U.S. Treasury securities was 0.08%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The GAMCO International Growth Fund, Inc. did not meet this strict requirement in 2008. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

----------
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GABELLI/GAMCO FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services-like a transfer agent-we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                            GABELLI FAMILY OF FUNDS

VALUE
GABELLI ASSET FUND

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (MULTICLASS)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (MULTICLASS)

                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GAMCO WESTWOOD EQUITY FUND

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE
GABELLI VALUE FUND

Seeks to invest in securities of companies believed to be undervalued. The fund's primary objective is long-term capital appreciation. (MULTICLASS)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE
GABELLI SMALL CAP FUND

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GAMCO WESTWOOD SMALLCAP EQUITY FUND

Seeks to invest primarily in smaller capitalization equity securities - market caps of $2.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)

                                        PORTFOLIO MANAGER: NICHOLAS F. GALLUCCIO

GABELLI WOODLAND SMALL CAP VALUE FUND

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                      PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH
GAMCO GROWTH FUND

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GAMCO INTERNATIONAL GROWTH FUND

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)

                                                 PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH
GAMCO GLOBAL GROWTH FUND

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

MICRO-CAP
GAMCO WESTWOOD MIGHTY MITES(SM) FUND

Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

EQUITY INCOME
GABELLI EQUITY INCOME FUND

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (MULTICLASS)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GAMCO WESTWOOD BALANCED FUND

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)

                         CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE MARK FREEMAN, CFA

GAMCO WESTWOOD INCOME FUND

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (MULTICLASS)

                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

SPECIALTY EQUITY

GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

GAMCO GLOBAL OPPORTUNITY FUND

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

GABELLI SRI FUND

Seeks to invest in common and preferred stocks of companies that meet the Fund's guidelines for social responsibility at the time of investment, looking to avoid companies in tobacco, alcohol, and gaming, defense/weapons contractors, and manufacturers of abortifacients. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                     PORTFOLIO MANAGER: CHRISTOPHER C. DESMARAIS

SECTOR
GAMCO GLOBAL TELECOMMUNICATIONS FUND

Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

GAMCO GOLD FUND

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (MULTICLASS)

                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND

Seeks to provide a high level of total return through a combination of capital appreciation and current income. (MULTICLASS)

                                                                    TEAM MANAGED

MERGER AND ARBITRAGE
GABELLI ABC FUND

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

Seeks to invest in securities believed to be likely acquisition targets within 12-18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN
GAMCO MATHERS FUND

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)

                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)

                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

FIXED INCOME
GAMCO WESTWOOD INTERMEDIATE BOND FUND

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)

                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET
GABELLI U.S. TREASURY MONEY MARKET FUND

Seeks to invest exclusively in short-term U.S. treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)

                                         CO-PORTFOLIO MANAGERS: JUDITH A. RANERI
                                                                 RONALD S. EAKER

AN INVESTMENT IN THE ABOVE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). INVESTORS SHOULD CAREFULLY
  CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER
             MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                      GAMCO

                     GAMCO INTERNATIONAL GROWTH FUND, INC.

                                 ANNUAL REPORT
                               DECEMBER 31, 2008

                      GAMCO INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                            E-MAIL: info@gabelli.com
              Net Asset Value per share available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA
CHAIRMAN AND CHIEF
EXECUTIVE OFFICER
GAMCO INVESTORS, INC.

Anthony J. Colavita
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

Salvatore J. Zizza
CHAIRMAN
ZIZZA & CO., LTD.

Werner J. Roeder, MD
MEDICAL DIRECTOR
LAWRENCE HOSPITAL

Anthonie C. van Ekris
CHAIRMAN
BALMAC INTERNATIONAL, INC.

                         OFFICERS AND PORTFOLIO MANAGER

Caesar Bryan
PORTFOLIO MANAGER

Peter D. Goldstein
CHIEF COMPLIANCE OFFICER

Bruce N. Alpert
PRESIDENT AND SECRETARY

Agnes Mullady
TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                 CUSTODIAN, TRANSFER AGENT, AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP

This report is submitted for the general information of the shareholders of GAMCO International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB009Q408SR

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $39,200 for 2007 and $39,200 for 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2008.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,100 for 2007 and $4,300 for 2008. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)   The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable

                           (c) 100%

                           (d) Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $69,100 for 2007 and $4,300 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) GAMCO International Growth Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date     3/6/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date     3/6/09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer

Date     3/6/09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.